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                               AMENDMENT NO. 12
                          TO THE AMENDED AND RESTATED
                           MASTER DISTRIBUTION PLAN

                               (Class R Shares)

   The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective March 31, 2006, as follows:

   WHEREAS, the parties desire to amend the Plan to reflect the addition of AIM Enhanced Short Bond Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund;

   NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                  "SCHEDULE A
                                      TO
                           THE AMENDED AND RESTATED
                           MASTER DISTRIBUTION PLAN
                               (CLASS R SHARES)

                        (DISTRIBUTION AND SERVICE FEES)

   The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class R Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below as to the Class R Shares of each Portfolio to the average daily net assets of the Class R Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class R Shares of the Portfolio.

                                                Minimum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM EQUITY FUNDS                         Charge    Fee      Fee
       ----------------                         ------- ------- ---------
       Portfolio - Class R Shares

       AIM Capital Development Fund              0.25%   0.25%    0.50%
       AIM Charter Fund                          0.25%   0.25%    0.50%
       AIM Constellation Fund                    0.25%   0.25%    0.50%
       AIM Diversified Dividend Fund             0.25%   0.25%    0.50%
       AIM Large Cap Basic Value Fund            0.25%   0.25%    0.50%
       AIM Large Cap Growth Fund                 0.25%   0.25%    0.50%
       AIM Mid Cap Growth Fund                   0.25%   0.25%    0.50%

                                                Minimum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM FUNDS GROUP                          Charge    Fee      Fee
       ---------------                          ------- ------- ---------
       Portfolio - Class R Shares

       AIM Basic Balanced Fund                   0.25%   0.25%    0.50%
       AIM Mid Cap Basic Value Fund              0.25%   0.25%    0.50%
       AIM Premier Equity Fund                   0.25%   0.25%    0.50%
       AIM Small Cap Equity Fund                 0.25%   0.25%    0.50%

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                                                 Minimum
                                                  Asset
                                                  Based  Maximum  Maximum
                                                  Sales  Service Aggregate
     AIM GROWTH SERIES                           Charge    Fee      Fee
     -----------------                           ------- ------- ---------
     Portfolio - Class R Shares

     AIM Basic Value Fund                         0.25%   0.25%    0.50%
     AIM Conservative Allocation Fund             0.25%   0.25%    0.50%
     AIM Global Equity Fund                       0.25%   0.25%    0.50%
     AIM Growth Allocation Fund                   0.25%   0.25%    0.50%
     AIM Income Allocation Fund                   0.25%   0.25%    0.50%
     AIM International Allocation Fund            0.25%   0.25%    0.50%
     AIM Mid Cap Core Equity Fund                 0.25%   0.25%    0.50%
     AIM Moderate Allocation Fund                 0.25%   0.25%    0.50%
     AIM Moderate Growth Allocation Fund          0.25%   0.25%    0.50%
     AIM Moderately Conservative Allocation Fund  0.25%   0.25%    0.50%
     AIM Small Cap Growth Fund                    0.25%   0.25%    0.50%

                                                 Minimum
                                                  Asset
                                                  Based  Maximum  Maximum
                                                  Sales  Service Aggregate
     AIM INTERNATIONAL MUTUAL FUNDS              Charge    Fee      Fee
     ------------------------------              ------- ------- ---------
     Portfolio - Class R Shares

     AIM European Growth Fund                     0.25%   0.25%    0.50%
     AIM International Core Equity Fund           0.25%   0.25%    0.50%
     AIM International Growth Fund                0.25%   0.25%    0.50%

                                                 Minimum
                                                  Asset
                                                  Based  Maximum  Maximum
                                                  Sales  Service Aggregate
     AIM INVESTMENT FUNDS                        Charge    Fee      Fee
     --------------------                        ------- ------- ---------
     Portfolio - Class R Shares

     AIM Enhanced Short Bond Fund                 0.25%   0.25%    0.50%
     AIM Trimark Endeavor Fund                    0.25%   0.25%    0.50%
     AIM Trimark Fund                             0.25%   0.25%    0.50%
     AIM Trimark Small Companies Fund             0.25%   0.25%    0.50%

                                                 Minimum
                                                  Asset
                                                  Based  Maximum  Maximum
                                                  Sales  Service Aggregate
     AIM INVESTMENT SECURITIES FUNDS             Charge    Fee      Fee
     -------------------------------             ------- ------- ---------
     Portfolio - Class R Shares

     AIM Global Real Estate Fund                  0.25%   0.25%    0.50%
     AIM Income Fund                              0.25%   0.25%    0.50%
     AIM Intermediate Government Fund             0.25%   0.25%    0.50%
     AIM Money Market Fund                        0.25%   0.25%    0.50%
     AIM Real Estate Fund                         0.25%   0.25%    0.50%
     AIM Short Term Bond Fund                     0.25%   0.25%    0.50%
     AIM Total Return Bond Fund                   0.25%   0.25%    0.50%

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                                                Minimum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM COUNSELOR SERIES TRUST               Charge    Fee      Fee
       --------------------------               ------- ------- ---------
       Portfolio - Class R Shares

       AIM Structured Core Fund                  0.25%   0.25%    0.50%
       AIM Structured Growth Fund                0.25%   0.25%    0.50%
       AIM Structured Value Fund                 0.25%   0.25%    0.50%

                                                Minimum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM SECTOR FUNDS                         Charge    Fee      Fee
       ----------------                         ------- ------- ---------
       Portfolio - Class R Shares

       AIM Leisure Fund                          0.25%   0.25%    0.50%

                                                Minimum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM STOCK FUNDS                          Charge    Fee      Fee
       ---------------                          ------- ------- ---------
       Portfolio - Class R Shares

       AIM Dynamics Fund                         0.25%   0.25%    0.50%
       AIM Small Company Growth Fund             0.25%   0.25%    0.50%"

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated: March 31, 2006

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